ANNUAL REPORT

Templeton Global

Governments Income Trust

August 31, 1999



[FRANKLIN TEMPLETON LOGO]

PAGE


SHAREHOLDER LETTER



--------------------------------------------------------------------------------
YOUR TRUST'S GOAL: TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL. UNDER NORMAL MARKET CONDITIONS, THE TRUST INVESTS PRIMARILY IN A PORTFOLIO OF DEBT SECURITIES ISSUED OR GUARANTEED BY GOVERNMENTS, GOVERNMENT AGENCIES, AND OTHER GOVERNMENT ENTITIES OF VARIOUS NATIONS THROUGHOUT THE WORLD, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------


Dear Shareholder:

This report of Templeton Global Governments Income Trust covers the fiscal year ended August 31, 1999, a period of significant volatility for global bond markets. During the first part of the reporting period, many industrial economies experienced weak growth and inflation remained benign. Bond prices rose as interest rates fell in the U.S., Japan, and Europe and bond investors generally expected further interest rate cuts by monetary policymakers. In February, this perception changed with the release of stronger-than-expected economic data regarding the U.S. economy, and global debt markets experienced a temporary sell-off. But in March, economic weakness in Europe, Japan, and some

CONTENTS



Shareholder Letter ...........1

Performance Summary ..........5

Important Notice
to Shareholders ..............6

Year 2000 Readiness Update ...9

Financial Highlights &
Statement of Investments ....11

Financial Statements ........15

Notes to Financial
Statements ..................18

Independent Auditors' Report 21

Tax Designation .............22

Change in Independent
Auditor .....................26


FUND CATEGORY

[PYRAMID GRAPHIC]

You will find a complete listing of the Trust's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 12 of this report.


PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/99

[PIE CHART]

Europe                    41.9%
Latin America             20.4%
United States             13.1%
Canada                     8.8%
Australia & New Zealand    7.7%
Asia                       5.9%
Short-Term Investments &
 Other Net Assets          2.2%

sectors of the U.S. economy led many investors to regain optimism about bonds. However, the continuing strength of the U.S. economy led the Federal Reserve Board to raise domestic interest rates in June and again in August 1999, and U.S. Treasury bond prices declined. Elsewhere, the European Central Bank, Bank of England, and Bank of Japan lowered interest rates in response to economic weakness, leading to higher bond prices in those regions.

During the reporting period, the J.P. Morgan Global Government Bond Index, which tracks bonds from around the world, posted a 1.12% return, in local currency terms. However, the weakness of the U.S. dollar versus the euro and the Japanese yen resulted in a higher return of 3.04% in U.S. dollar terms for the index. The J.P. Morgan U.S. Government Bond Index, which tracks U.S. Treasury securities, posted a -0.28% return for the same period. Bond prices rose in most developing markets, and the J.P. Morgan Emerging Markets Bond Index Plus was up over 30% for the reporting period.(1) Within this environment, Templeton Global Governments Income Trust produced a one-year cumulative total return of 10.49% in market-price terms and a 6.19% one-year cumulative total return in net asset value terms for the period ended August 31, 1999, as shown in the Performance Summary on page 5.

During the twelve months under review, we attempted to maximize the Trust's return and minimize the effects of short-term volatility by allocating approximately 75% of total net

(1) Source for all indices: J.P. Morgan Securities, Inc. Performance includes reinvested interest. An index is an unmanaged group of securities used to measure market performance. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

2



PAGE
assets to intermediate- and long-term bonds in the developed markets and about 25% to what, in our opinion, were the highest quality, most-liquid bonds available in emerging markets. Because emerging market bonds generally outperformed bonds from developed markets, our exposure to such debt had a positive effect on the Trust's performance.

Our geographic allocations changed during the period, with our North American exposure falling from 29.6% at the beginning of the period to 21.9% at the end. During the same time, our exposure to Europe fell from 45.3% to 41.9%. We added a 2% position in New Zealand, increased our Latin American holdings by 4.6%, and changed the amount of foreign exchange hedging undertaken for our European holdings. On August 31, 1999, the Trust's net U.S. dollar exposure was 39.8%, down from 82.8% at the beginning of the period, while our net exposure to European currencies was 41.9%, up from 10.3%.

Looking forward, our outlook for the Trust is positive. In our opinion, global economic growth could improve slightly in the short term, but inflation may remain quite tame, which could be favorable for high-quality bonds. Although debt securities from emerging markets may offer higher returns over the long term as credit conditions in those countries generally improve, we believe that such bonds may be volatile in the interim.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are


  PORTFOLIO BREAKDOWN
  Based on Total Net Assets
  8/31/99


  Government Bonds                 96.5%

  Corporate Bonds                   1.3%

  Short-Term Investments &
  Other Net Assets                  2.2%


                                                                               3


PAGE

changing constantly, which can be expected to affect our investment strategies and the Trust's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

It is also important to note that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets.

We thank you for your participation in Templeton Global Governments Income Trust and welcome your comments or suggestions.

Sincerely,



Portfolio Management Team
Templeton Global Governments Income Trust




4


PAGE

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Trust's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

                                CHANGE         8/31/99    8/31/98
Net Asset Value                  - $0.21         $7.04      $7.25
Market Price (NYSE)             +$0.0625       $6.1250    $6.0625

                                DISTRIBUTIONS (9/1/98 - 8/31/99)

Dividend Income                 $0.6000



PERFORMANCE

                                                                      INCEPTION
                                 1-YEAR      5-YEAR        10-YEAR    (11/22/88)
Cumulative Total Return(1)

   Based on change in
   net asset value                6.19%       42.87%      102.26%       101.59%

   Based on change in
   market price                  10.49%       41.72%       73.91%        65.90%

Average Annual Total Return(2)

   Based on change in
   net asset value                6.19%        7.40%        7.30%         6.72%

   Based on change in
   market price                  10.49%        7.22%        5.69%         4.83%


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Trust may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.

                                                                               5


PAGE
IMPORTANT NOTICE TO SHAREHOLDERS

INVESTMENT OF CASH BALANCES. The U.S. Securities and Exchange Commission recently granted the Franklin Templeton Funds an order that allows the funds, including Templeton Global Governments Income Trust, to invest their uninvested cash balances in affiliated Franklin Templeton money market funds. Among the conditions of the SEC order are that the funds will not pay sales loads or distribution fees and that there will be no layering of investment advisory fees, with regard to their investments in the Franklin Templeton money market funds. Subject to these and other conditions of the SEC order, the Trust may invest cash balances in Franklin Templeton money market funds.

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Trust may hold in its portfolio, and their impact on Trust performance. To the extent the Trust holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risks due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 ISSUE. Like all investment companies, the Trust's business operations depend on a worldwide network of computer systems that contain date fields. Many of the systems currently use a two-digit date field to represent the date, and these systems must be changed or modified to

6


PAGE
enable them to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem).

When the Year 2000 arrives, the Trust's operations could be adversely affected if the computer systems used by any of the parties who service the Trust or with which it does business are not Year 2000 ready. The Trust could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Trust's investment manager considers. The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and there may be less public disclosure of these factors. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. The Trust's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Trust and its investment manager may have no control.

If a company in which the Trust is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Trust's portfolio holdings may have an impact on the Trust's performance.

Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has been making most of the changes necessary to make the computer systems that service the Trust and its shareholders Year 2000 compliant and continues to seek reasonable assurances from all suppliers that they will be Year 2000 compliant on a timely basis.

                                                                               7


PAGE
Resources is also developing a contingency plan of procedures to follow (where feasible) in the event of the failure of any mission critical systems. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long-distance voice and data lines are limited.

PORTFOLIO MANAGEMENT. Templeton Investment Counsel, Inc. (Investment Counsel), through its Templeton Global Bond Managers division (Global Bond Managers), is the Trust's investment manager. Together, Investment Counsel and its affiliates manage over $222 billion in assets. Since January 1999, a team from Global Bond Managers is responsible for the day-to-day management of the Trust.

SHARE REPURCHASE PROGRAM. On February 21, 1997, the Board of Trustees of the Trust authorized management to implement an open-market share repurchase program pursuant to which the Trust from time to time at the discretion of management may purchase up to an aggregate of 2 million shares of the Trust's shares of beneficial interest (approximately 10% of the shares outstanding on February
18, 1997) in open-market transactions. This authorization remains in effect.

8


PAGE
FRANKLIN TEMPLETON
IS READY FOR YEAR 2000

Year 2000 Readiness Disclosure as of 9/30/99

WE ARE READY!

WE'VE DONE A LOT TO PREPARE!

The enormous scope of this project encompassed practically every computer-dependent record and process within the company. Naturally, our Y2K plan focused first on readying "mission-critical" systems -- those that are necessary for our core business functions. As of September 30, 1999, all our mission-critical systems that could affect our shareholders were certified as Y2K compliant.

Our business operations rely greatly on a complex, worldwide network of computer systems owned and managed by third parties. We continue to work with these outside companies and your Fund's transfer agent to confirm their preparedness for Year 2000.

WE HAVE CONTINGENCY PLANS.

Our company recognizes that even our extensive testing cannot guarantee the absence of difficulties associated with the Y2K transition. Therefore, we are developing and integrating worldwide contingency plans.

                                                                               9

PAGE
Franklin Templeton is confident it is well-positioned to meet the challenges of Y2K.

HOW DOES YEAR 2000 AFFECT OUR PORTFOLIO MANAGERS' INVESTMENT STRATEGIES?

All our portfolio managers recognize the importance of Year 2000 and its potential to impact the issuers and industries in which we invest, as well as the U.S. and world economy as a whole. As long-term investors, we seek to make and hold investments in issuers we believe are well-managed, with good prospects for the future. In our experience, such issuers are more likely to have sufficient Y2K programs in place.

Technological changes are ever-present in our industry, and we believe we have the experience and skills necessary to realize and to react to any challenges that may arise due to this transition. Once again, Franklin Templeton is ready for Year 2000, and we look forward to moving into the new millennium with you.

For additional information on Franklin Templeton's Y2K efforts, check our Web site at www.franklintempleton.com.

These statements should be considered Year 2000 Readiness Disclosures, as such term is understood under the "Year 2000 Information and Readiness Disclosure Act." This information is not intended as a representation or warranty and does not create a legal obligation on the part of Franklin Resources, Inc. or its affiliates to the recipient.

10


PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                1999+        1998        1997        1996        1995
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................       $7.25       $7.98       $8.01       $7.71       $7.56
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .56         .55         .56         .60         .64
 Net realized and unrealized gains (losses)................        (.17)       (.68)        .01         .30         .15
                                                               --------------------------------------------------------
Total from investment operations...........................         .39        (.13)        .57         .90         .79
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.60)       (.45)       (.56)       (.35)       (.59)
 In excess of net investment income........................          --          --          --          --        (.05)
 Net realized gains........................................          --        (.02)       (.01)         --          --
 In excess of net realized gains...........................          --          --        (.02)         --          --
 Tax return of capital.....................................          --        (.13)       (.01)       (.25)         --
                                                               --------------------------------------------------------
Total distributions........................................        (.60)       (.60)       (.60)       (.60)       (.64)
                                                               --------------------------------------------------------
Net asset value, end of year...............................       $7.04       $7.25       $7.98       $8.01       $7.71
                                                               ========================================================
Total Return
 Based on market value per share...........................      10.49%    (13.02)%      15.01%      10.66%      15.87%
 Based on net asset value per share........................       6.19%     (1.41)%       7.95%      12.95%      11.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $159,448    $164,196    $182,223    $183,011    $176,212
Ratios to average net assets:
 Expenses..................................................       1.02%       1.02%        .97%        .96%       1.03%
 Net investment income.....................................       7.51%       6.98%       6.90%       7.50%       8.43%
Portfolio turnover rate....................................      55.00%      52.28%     197.82%     116.55%     111.03%

+Based on average weighted shares outstanding.
                                                                              11


PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999

                                                               PRINCIPAL
                                                                AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM SECURITIES 97.8%
ARGENTINA 5.2%
Republic of Argentina:
  10.95%, 11/01/99..........................................  $ 1,515,000         $  1,524,469
  8.375%, 12/20/03..........................................    1,800,000            1,649,813
  11.00%, 10/09/06..........................................    3,500,000            3,239,688
  11.375%, 1/30/17..........................................      480,000              423,600
  9.75%, 9/19/27............................................    1,841,000            1,434,829
                                                                                  ------------
                                                                                     8,272,399
                                                                                  ------------
AUSTRALIA 4.0%
Government of Australia, 6.75%, 11/15/06....................    4,825,000AUD         3,165,475
Queensland Treasury Corp., 6.50%, 6/14/05...................    4,943,000AUD         3,191,948
                                                                                  ------------
                                                                                     6,357,423
                                                                                  ------------
BRAZIL 4.3%
Government of Brazil:
  8.875%, 11/05/01..........................................      485,000              472,875
  FRN, 5.9375%, 4/15/09.....................................    4,085,000            2,716,525
  FRN, L, 5.9375%, 4/15/12..................................    4,275,000            2,458,125
  FRN, 8.00%, 4/15/14.......................................      597,640              363,548
  10.125%, 5/15/27..........................................    1,100,000              789,250
                                                                                  ------------
                                                                                     6,800,323
                                                                                  ------------
CANADA 8.8%
Government of Canada:
  10.50%, 7/01/00...........................................    7,000,000CAD         4,884,660
  10.50%, 3/01/01...........................................    8,324,000CAD         5,965,031
  10.00%, 5/01/02...........................................    4,310,000CAD         3,187,904
                                                                                  ------------
                                                                                    14,037,595
                                                                                  ------------
DENMARK 1.8%
Kingdom of Denmark:
  9.00%, 11/15/00...........................................    4,815,000DKK           725,181
  8.00%, 3/15/06............................................   13,331,000DKK         2,188,723
                                                                                  ------------
                                                                                     2,913,904
                                                                                  ------------
GERMANY 14.5%
Europe Economic Community, 6.50%, 3/10/00...................   11,478,503EUR        12,299,911
Federal Republic of Germany, 8.00%, 7/22/02.................    9,162,351EUR        10,725,781
                                                                                  ------------
                                                                                    23,025,692
                                                                                  ------------
INDIA .1%
+Essar Steel Ltd., 144A, FRN, 8.40%, 7/20/99................      255,000              114,750
                                                                                  ------------

 12


PAGE
TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
ITALY 6.4%
Buoni Poliennali del Tesoro:
  10.50%, 7/15/00...........................................    4,960,560EUR      $  5,555,513
  10.50%, 11/01/00..........................................    1,497,722EUR         1,707,728
  10.50%, 4/01/05...........................................    1,228,000EUR         1,660,378
  6.75%, 7/01/07............................................    1,142,000EUR         1,337,229
                                                                                  ------------
                                                                                    10,260,848
                                                                                  ------------
MEXICO 5.6%
United Mexican States:
  9.75%, 2/06/01............................................    3,310,000            3,451,503
  9.75%, 4/06/05............................................      560,000              562,100
  9.875%, 1/15/07...........................................    2,030,000            2,037,105
  11.375%, 9/15/16..........................................    1,600,000            1,671,200
  6.25%, 12/31/19...........................................    1,675,000            1,201,813
                                                                                  ------------
                                                                                     8,923,721
                                                                                  ------------
NEW ZEALAND 3.7%
New Zealand Government:
  6.50%, 2/15/00............................................    5,690,000NZD         2,962,692
  8.00%, 11/15/06...........................................    5,420,000NZD         2,972,811
                                                                                  ------------
                                                                                     5,935,503
                                                                                  ------------
PANAMA .5%
Republic of Panama, 8.875%, 9/30/27.........................      960,000              756,000
                                                                                  ------------
SPAIN 7.5%
Government of Spain:
  12.25%, 3/25/00...........................................    5,115,394EUR         5,675,967
  10.10%, 2/28/01...........................................    2,738,211EUR         3,167,562
  10.15%, 1/31/06...........................................    2,320,000EUR         3,157,332
                                                                                  ------------
                                                                                    12,000,861
                                                                                  ------------
SWEDEN 4.4%
Kingdom of Sweden:
  13.00%, 6/15/01...........................................    5,000,000SEK           692,293
  10.25%, 5/05/03...........................................   44,500,000SEK         6,329,260
                                                                                  ------------
                                                                                     7,021,553
                                                                                  ------------
TURKEY 5.8%
Cellco Finance NV, 144A, 15.00%, 8/01/05....................    1,875,000            1,965,281
Republic of Turkey:
  Reg S, 9.875%, 2/23/05....................................      825,000              770,346
  Reg S, 10.00%, 9/19/07....................................    5,280,000            4,828,560
  12.375%, 6/15/09..........................................    1,650,000            1,635,480
                                                                                  ------------
                                                                                     9,199,667
                                                                                  ------------

                                                                              13


PAGE
TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
UNITED KINGDOM 7.3%
United Kingdom:
  8.00%, 12/07/00...........................................    5,115,000GBP      $  8,450,841
  8.50%, 7/16/07............................................    1,714,000GBP         3,259,001
                                                                                  ------------
                                                                                    11,709,842
                                                                                  ------------
UNITED STATES 13.1%
Fannie Mae, 5.25%, 1/15/09..................................    5,435,000            4,847,226
U.S. Treasury Bonds:
  5.25%, 11/15/28...........................................   15,108,000           13,073,149
  5.25%, 2/15/29............................................    2,420,000            2,114,475
U.S. Treasury Note, 7.25%, 8/15/04..........................      850,000              894,360
                                                                                  ------------
                                                                                    20,929,210
                                                                                  ------------
VENEZUELA 4.8%
Republic of Venezuela, 9.25%, 9/15/27.......................   10,010,000            6,056,050
Venezuela Front Load Interest Reduction Bond, A, FRN,
  6.125%, 3/31/07...........................................    2,285,703            1,592,849
                                                                                  ------------
                                                                                     7,648,899
                                                                                  ------------
TOTAL LONG TERM SECURITIES (COST $178,368,597)..............                       155,908,190
                                                                                  ------------
SHORT TERM INVESTMENTS (COST $721,000) .4%
Chase Securities Inc., 5.50%, 9/01/99, Time Deposit.........      721,000              721,000
                                                                                  ------------
TOTAL INVESTMENTS (COST $179,089,597) 98.2%.................                       156,629,190
OTHER ASSETS, LESS LIABILITIES 1.8%.........................                         2,818,727
                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                      $159,447,917
                                                                                  ============

CURRENCY ABBREVIATIONS:

AUD --  Australian Dollar
CAD --  Canadian Dollar
DKK --  Danish Krone
EUR --  European Unit
GBP --  British Pound
NZD --  New Zealand Dollar
SEK --  Swedish Krona

*Securities denominated in U.S. dollars unless otherwise indicated. +Represents defaulted bonds.
                       See Notes to Financial Statements.
 14


PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999

Assets:
 Investments in securities, at value (cost $179,089,597)....    $156,629,190
 Interest receivable........................................       4,297,216
                                                                ------------
      Total assets..........................................     160,926,406
                                                                ------------
Liabilities:
 Payable to affiliates......................................         109,178
 Distributions to shareholders..............................       1,132,141
 Funds advanced by custodian................................          40,674
 Accrued expenses...........................................         196,496
                                                                ------------
      Total liabilities.....................................       1,478,489
                                                                ------------
Net assets, at value........................................    $159,447,917
                                                                ============
Net assets consist of:
 Distributions in excess of net investment income...........    $ (1,132,141)
 Net unrealized depreciation................................     (22,462,611)
 Accumulated net realized gain..............................          40,063
 Beneficial shares..........................................     183,002,606
                                                                ------------
Net assets, at value........................................    $159,447,917
                                                                ============
Net asset value per share ($159,447,917 / 22,642,821 shares
  outstanding)..............................................           $7.04
                                                                ============

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

Interest Income:
 (net of foreign taxes of $12,480)..........................                   $14,355,527
Expenses:
 Management fees (Note 3)...................................    $   925,315
 Administrative fees (Note 3)...............................        420,598
 Transfer agent fees........................................         64,700
 Custodian fees.............................................         38,200
 Reports to shareholders....................................         82,600
 Registration and filing fees...............................         53,400
 Professional fees..........................................        101,000
 Trustees' fees and expenses................................         25,500
 Other......................................................          2,062
                                                                -----------
      Total expenses........................................                     1,713,375
                                                                               -----------
            Net investment income...........................                    12,642,152
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................      4,589,087
  Foreign currency transactions.............................     (3,872,901)
                                                                -----------
      Net realized gain.....................................                       716,186
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     (5,233,325)
  Translation of assets and liabilities denominated in
    foreign currencies......................................        712,633
                                                                -----------
      Net unrealized depreciation...........................                    (4,520,692)
                                                                               -----------
Net realized and unrealized loss............................                    (3,804,506)
                                                                               -----------
Net increase in net assets resulting from operations........                   $ 8,837,646
                                                                               ===========

                       See Notes to Financial Statements.
 16


PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

                                                                    1999               1998
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 12,642,152       $ 12,570,109
  Net realized gain (loss) from investments and foreign
   currency transactions....................................         716,186         (1,066,276)
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................      (4,520,692)       (14,431,203)
                                                                -------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       8,837,646         (2,927,370)

 Distributions to shareholders from:
  Net investment income.....................................     (13,585,693)       (10,313,998)
  Tax return of capital.....................................              --         (2,898,965)
  Net realized gains........................................              --           (477,504)

 Capital share transactions (Note 2)........................              --         (1,408,863)
                                                                -------------------------------
    Net decrease in net assets..............................      (4,748,047)       (18,026,700)

Net assets:
 Beginning of year..........................................     164,195,964        182,222,664
                                                                -------------------------------
 End of year................................................    $159,447,917       $164,195,964
                                                                ===============================

Distributions in excess of net investment income included in net assets:
 End of year................................................    $ (1,132,141)      $ (1,132,141)
                                                                ===============================

                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Governments Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks a high level of current income consistent with preservation of capital. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies, and other government entities of various nations throughout the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 18


PAGE
TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

On February 21, 1997, the Board of Trustees of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time, at the discretion of management may purchase up to an aggregate of 2 million shares of the Fund's common stock.

At August 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). During the year ended August 31, 1999, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended August 31, 1998, 200,000 shares were repurchased for $1,408,863. Total shares repurchased under the repurchase program are 200,000 for $1,408,863, which were all repurchased during the year ended August 31, 1998.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

                                                                              19

PAGE
TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE     AVERAGE DAILY NET ASSETS
--------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

The Fund pays an administrative fee to FT Services of 0.25% per year of the Fund's average daily net assets. FT Services has entered into a Sub-Administrator Agreement with Dean Witter Reynolds, Inc. through its InterCapital Division (DWR InterCapital), whereby DWR InterCapital provides certain administrative services. FT Services pays DWR InterCapital a fee equal, on an annual basis, to 0.15% of the Fund's average daily net assets.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At August 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $     92,526
Unrealized depreciation.....................................   (22,552,933)
                                                              ------------
Net unrealized depreciation.................................  $(22,460,407)
                                                              ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1999 aggregated $90,081,694 and $96,702,032, respectively.

 20


PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
INDEPENDENT AUDITOR'S REPORT
To the Board of Trustees and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Governments Income Trust (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended August 31, 1998, including financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 30, 1999

                                                                              21


PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $1,248,762 as a capital gain dividend for the fiscal year ended August 31, 1999.

 22

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Annual Meeting of Shareholders, February 16, 1999

An Annual Meeting of Shareholders of the Trust was held at the Trust's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 16, 1999. The purpose of the meeting was to elect five Trustees of the Trust; to ratify the selection of McGladrey & Pullen, LLP, as the Trust's independent auditors for the fiscal year ending August 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Trust: Frank J. Crothers, John Wm. Galbraith, Rupert H. Johnson, Jr., Fred R. Millsaps and Constantine D. Tseretopoulos.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Trust's independent auditors for the fiscal year ending August 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Trustees:

                                                                                 % OF                           % OF
                                                                              OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2002:                          FOR            SHARES         WITHHELD        SHARES
------------------------------------------------------------------------------------------------------------------------
Frank J. Crothers...........................................  19,551,817        86.35%         384,383          1.70%
John Wm. Galbraith..........................................  19,549,946        86.34%         386,254          1.71%
Rupert H. Johnson, Jr.......................................  19,547,425        86.33%         388,775          1.72%
Fred R. Millsaps............................................  19,548,453        86.33%         387,747          1.72%
Constantine D. Tseretopoulos................................  19,550,570        86.34%         385,630          1.71%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors of the Trust for the fiscal year ending August 31, 1999:

               % OF                    % OF                    % OF                      % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
-------------------------------------------------------------------------------------------------
19,553,475    86.36%      154,281      0.68%      228,444      1.01%       --           --

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Betty P. Krahmer and Gordon S. Macklin are Trustees of the Trust who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              23


PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Dividend Reinvestment Plan

The Trust offers a Dividend Reinvestment Plan ( the "Plan") with the following features:

If shares of the Trust are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Morgan Stanley Dean Witter Trust(FSB), P.O. Box 1040, Jersey City, New Jersey 07303, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Morgan Stanley Dean Witter Trust(FSB) (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Trust declares dividends in either cash or shares of beneficial interest of the Trust, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Trust's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 24

PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

SHAREHOLDER INFORMATION

Shares of Templeton Global Governments Income Trust are traded daily on the New York Stock Exchange under the symbol "TGG." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/869-NEWS (1-800/869-6397).

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Trust's mailing list, by writing Templeton Global Governments Income Trust, 100 Fountain Parkway P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              25


PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the August 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On August 31, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

 26


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ANNUAL REPORT

TEMPLETON GLOBAL GOVERNMENTS
INCOME TRUST
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
Morgan Stanley Dean Witter Trust(FSB)
Harborside Financial Center, Plaza 2
Jersey City, New Jersey 07311
1-800/869-NEWS

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Trust may go down as well as up. Like any investment in securities, the value of the Trust's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Trust and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Trust.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTGG A99 10/99                                 [LOGO] Printed on recycled paper